UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 30, 2020

SKYE Life Ventures Ltd.

(Exact name of registrant as specified in charter)

British Columbia, Canada	000-55906	82-4383947
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

5490 Notre Dame Est, Montreal, Quebec, Canada H1N 2C4

(Address of principal executive offices and zip code)

(604) 616-3331

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Skye Life Ventures Ltd. (the “Company”) is relying on the SEC Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies, Release No. 34-88465 / March 25, 2020 (the “Release”), for an exemption from certain provisions of the Securities Exchange Act related to reporting requirements. Specifically, the Company is relying on the Release for a 45-day extension of the standard deadline for filing a Form 10-K with audited financial statements for the year ended December 31, 2019.

The Company is unable to file its Form 10-K with audited financial statements for the year ended December 31, 2019 on or before the standard deadline of March 30, 2020 because the audited financial statements will not be completed in a timely manner as a result of factors relating to the COVID-19 pandemic. Due to office closures, social distancing/self-isolation and other interruptions due to the COVID 19 pandemic, the Company was unable to complete its work with its accountants and auditors that would have enabled them to complete the audited financial statements. As a result, the Company is unable to complete its Form 10-K in a timely manner.

The Company estimates that it will file its Form 10-K by May 14, 2020.

Risk Factors

We face business disruption and related risks resulting from the recent outbreak of the novel coronavirus 2019 (“COVID-19”), which has had material adverse effects on our business and operations.

We have no history of revenues. We have relied to date on proceeds from the sale of our common shares to fund our operations. The continued spread of COVID-19 has led to severe disruption and volatility in the global capital markets, which we believe has increased our cost of capital and adversely affected our ability to access the capital markets. An overall decline in the current domestic and worldwide economic outlook caused by COVID-19 has resulted in uncertainty as to whether we will be able to raise financing through the sale of our common shares. We may have to seek financing through other methods. We can provide no assurance that financing will be available to us on commercially acceptable terms or at all. We can provide no assurance that we will succeed in our efforts to finance our business and operations. If we are unable to access financing, we will go out of business and you will lose your entire investment in our company.

Our business is dependent on our ability to obtain and maintain Canadian government approvals to maintain and expand our license. Our business has experienced disruptions and been adversely affected by the recent outbreak of COVID-19. As a result of COVID-19, certain required inspections and testing have been postponed or delayed. We cannot sell our product until the required inspections and tests have been completed. If the situation persists for a considerable time, it will have detrimental effects on our operations. If we are unable to get the inspections and testing we require, we will be unable to sell our products. If we cannot sell our products, we will go out of business and you will lose your entire investment in our company.

The outbreak of COVID-19 has significantly increased economic uncertainty. In addition, public and private sector policies and initiatives to reduce the transmission of COVID-19, such as the imposition of travel restrictions and the adoption of remote working, have impacted our business and operations. COVID-19 is impacting our suppliers and vendors to provide products and services to us, including professional services such as accounting and auditing due to social distancing measures.

The COVID-19 has impacted our ability to complete our audited financial statements, raise funds for our operations, get necessary inspections and testing completed in relation to our facilities and product and hampered our ability to arrange sales of our product through wholesale negotiations and agreements. In light of changing trends and the overall economic outlook, we expect COVID-19 to negatively impact our future operating results and near-and-long-term financial condition. Due to the speed with which the situation is developing and the uncertainty of its duration and the timing of recovery, we are not able at this time to predict the extent to which the COVID-19 pandemic may have a material effect on our financial or operational results.

Safe Harbor

To the extent that statements in this report are not historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “aim,” “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements made in this report include, without limitation, that the Company will file its Form 10-K by May 14, 2020, the Company may obtain the required licenses and testing, and the stated areas of business will be suspended for 30 to 90 days. Forward-looking statements made in this release involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we, therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, whether we can obtain and maintain the required government licenses for our operations, the outcome of laboratory testing on our products, the quality of our product and the volume and price of future sales, if any, and those risks and uncertainties set forth in our prospectus on Form 424B3 filed on September 18, 2019 and our other SEC filings. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The above information is not an admission as to the materiality of any information therein. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2020	SKYE Life Ventures Ltd.

	By:	/s/ Stevan Perry
	Name:	Stevan Perry
	Title:	President